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                                                                    EXHIBIT 23.2

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on Form S-1 of our report dated November 18, 1997, on our audits of the financial statements of Oro Spanish Broadcasting, Inc. included in Radio Unica Communications Corp.'s registration statement (Form S-1 No. 333-82561) dated October 15, 1999 filed with the Securities and Exchange Commission.

Miller, Kaplan, Arase & Co., LLP
North Hollywood, California
October 13, 1999